Exhibit 32

Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly report on Form 10-Q for the quarter ended September 30, 2005 of BNP U.S. Funding L.L.C. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Olivier Meisel, President and Director of the Company, and Thomas Clyne, Chief Financial Officer and Director of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

By /s/ Olivier Meisel Olivier Meisel President and Director

By /s/ Thomas Clyne Thomas Clyne Chief Financial Officer and Director
Date: November 14, 2005